UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A

(Rule 14a-101)

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SCHEDULE 14a INFORMATION

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Your Vote Counts! GOOD TIMES RESTAURANTS INC. 2022 Annual Meeting Vote by February 7, 2022 11:59 PM ET coon TIMES RESTAURANTS lNC AITN RYAN M ZINK ssi CORPORAYE clwctz, SUWE zuo GOLDEN, co $0401 D63890-P64910 — You invested in GOOD TIMES RESTAURANTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 8, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. lf sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users e Vote in Person at the Meeting* O Point your camera here "I" Feb'“a'Y 8’ 202.2 . . I I 8:30 a.m. local time and vote without entering a control number 651 Corporate Circle \/ Suite 200 Golden, Colorado 80401 ‘Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. v Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. ELECTION OF DIRECTORS. To elect ﬁve directors of the Company to serve for the next year. Director Nominees: 1a. Geoffrey R. Bailey Board Recommends Q For 1b. Charles E. Jobson ‘QFor 1c. Jason S. Maceda Q For 1d. Jennifer C. Stetson ‘QFor le. Ryan M. Zink lQFor 2. To consider and approve an amendment to the Company’s 2018 Omnibus Equity Incentive Plan ‘QFor 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. lQFor 4. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 0 For the fiscal year ending September 27, 2022. NOTE: At the discretion of the proxies, upon such other matters as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery". D63891-P64910